March 2012 Investor Presentation
Great Plains Energy
Investor Presentation
March 2012
Exhibit 99.1

March 2012 Investor Presentation
Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and
KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of economic recovery, prices and availability, of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry;
decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk managementpolicies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including but not limited to cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties.
This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the
Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

March 2012 Investor Presentation

Overview

KCP&L
GMO
Iowa
Nebraska
Kansas
Missouri

14%
40%
46%
Commercial
Residential
Industrial

35%
28%
37%
Kansas
Missouri (KCP&L)
Missouri (GMO)

2%
2%
13%
83%
Coal
Nuclear
Natural Gas and oil
Wind

GREAT PLAINS ENERGY

March 2012 Investor Presentation

• Solid Midwest fully regulated electric utility operating under the
 KCP&L brand
• Company attributes
 – Regulated operations in Kansas and Missouri
 – ~823,000 customers / 3,100 employees
 – ~6,600 MW of primarily low-cost coal baseload generation
 – ~3,600 circuit miles of transmission lines; ~ 22,200 circuit miles of distribution lines
 – ~$9.1bn in assets at 2011YE
 – ~$5.6bn in rate base at 2011YE
Service Territories: KCP&L and GMO
Business Highlights
2011 Retail MWh Sold by Customer Type
2011 Retail MWh Sales by Jurisdiction
2011 MWh Generated by Fuel Type
Total: ~ 23,404 MWhs*
Total: ~ 23,404 MWhs*
Total: ~ 25,952 MWhs*
Solid Vertically-Integrated Midwest Utility
* In thousands

Rate Base

2005 - $2.12 Billion

Utility Employees

2005 - 2,382

KCP&L
GMO
Iowa
Nebraska
Kansas
Missouri

T&D Route-Miles

2005 - 14,400
2011 - 25,800

Base Load Generation

2005 - 2,788 MW

GREAT PLAINS ENERGY

March 2012 Investor Presentation
GXP’s Transformation: 2005 - Present
2011 - 3,053
INCREASE = 28%
2005 - 500,000
2011 - 823,000
INCREASE = 65%
INCREASE = 79%
2011 - 4,349 MW
INCREASE = 56%
2011 - $5.59 Billion
INCREASE = 164%
Customers

March 2012 Investor Presentation
Focused on Delivering Value to Shareholders
Earnings Growth
Expected Through Reduced Regulatory Lag, Disciplined Cost
Management and Long-Term Rate Base Growth
Competitive Dividend
Goal to Maintain Competitive Dividend While Strengthening Key Credit
 Metrics; Objective to Grow Dividend In Line With Payout Ratio Targets
Objective: Improved Total Shareholder Returns

March 2012 Investor Presentation

• Strong emphasis on improving credit metrics
 – Objective is visibility to sustainable FFO / Adjusted Debt* of 16%+
• Dividend is reviewed quarterly in context of this objective as well as a belief that a sustainable and increasing dividend is a key driver of TSR and therefore a desirable goal
• Target payout ratio remains 50-70%
Dividend Strategy Considerations
Competitive Dividend
Goal to Maintain Competitive Dividend While Strengthening Key Credit
 Metrics; Objective to Grow Dividend In Line With Payout Ratio Targets
• Company’s objective is to create shareholder value through
 – Increased earnings from reduced lag, disciplined cost management and long-term asset growth
 – A competitive dividend that complements this growth platform
*FFO / Adjusted Debt is a non-GAAP measure that is defined in the Appendix

March 2012 Investor Presentation

• Proven track record of constructive regulatory treatment
• Credibility with regulators in terms of planning and execution of large, complex projects
• Competitive retail rates on a regional and national level supportive of potential future investment
Diligent
Regulatory
Approach
• Target significant reduction in regulatory lag
• Seek to deliver earnings growth and increasing and sustainable cash dividends as a key component of TSR
• Improvement in / stability of key credit metrics is a priority
Focused on
Shareholder
Value Creation
Excellent
Relationships
with Key
Stakeholders
• Customers - Tier 1 customer satisfaction
• Suppliers - strategic supplier alliances focused on long-term supply chain value
• Employees - strong relations between management and labor (3 IBEW locals)
• Communities - Leadership, volunteerism and high engagement in the areas we serve
• Environmental - additional ~$1 billion of “High Likelihood” capital projects planned to comply with existing / proposed environmental rules
• Transmission - additional $0.4 billion of capital additions planned
• Renewables - driven by Collaboration Agreement and MO/KS RPS; potential capital additions
• Other Growth Opportunities - selective future initiatives that will leverage our core strengths
Attractive
Platform for
Long-Term
Growth
GXP - Platform for Shareholder Value

March 2012 Investor Presentation

Operations and Regulatory Strategy

March 2012 Investor Presentation

Environmental
1. Estimated cost of compliance with
 current / proposed legislation =
 approximately $1 billion:
 • LaCygne
 – Unit 1 (368 MW*) - scrubber
 and baghouse - 2015
 – Unit 2 (343 MW*) - full Air
 Quality Control System
 (“AQCS”) - 2015
 • Montrose 3 (176 MW) - full AQCS -
 2017 (approximately)
 • Sibley 3 (364 MW) - scrubber and
 baghouse - 2017 (approximately)
2. Other retrofits less likely and therefore
 not included in estimated cost of
 compliance:
 • Montrose 1 and 2 (total capacity
             334 MW)
 • Sibley 1 and 2 (total capacity 99
 MW)
 • Lake Road 4 and 6 (93 MW)
 *KCP&L’s share of jointly-owned facility
Upon completion of La Cygne during the second quarter 2015, we expect that
72 percent of our coal fleet will have emission-reducing scrubbers installed.
Net book value of
“Less Likely”
projects total
approximately
$100 million

March 2012 Investor Presentation

Renewable Energy and Energy Efficiency
1. Future renewable requirements
     driven by the following:
 • Renewable Portfolio Standards
 (“RPS”) in Missouri and Kansas
 • 2007 Collaboration Agreement
 with Sierra Club
2. Flexibility regarding acquisition of
 future renewable resources:
 • Through Purchased Power
 Agreements (“PPAs”) and
 purchases of Renewable Energy
 Credits (“RECs”); or
 • Adding to rate base if supported
 by credit profile and available
 equity and debt financing
3. Energy efficiency expected to be a
 key component of future resource
 portfolio:
 • Aggressive pursuit planned with
 appropriate regulatory recovery
The 99 turbines at our Spearville, Kan., Wind Energy Facility produce enough environmentally friendly, emission-free electricity to supply nearly
49,000 homes annually.

SPP Southwest Power Pool
Portfolio 3-E
(Without Chesapeake)
Axtell
Knoll
Spearville
Iatan
Nashua
Swissvale-Stilwell Tap
Woodward
Sooner
Cleveland
Muskogee
Anadarko XF
Seminole
Tuco

Nebraska City
Maryville
Sibley
Medicine Lodge
Comanche
Hitchland
Woodward
Tulsa
Riverside
Valliant
Northwest Texarkana
SPP Southwest Power Pool
Priority Projects
(Group 2)

GREAT PLAINS ENERGY

March 2012 Investor Presentation

Transmission
1. Two significant projects are
 currently in GXP’s plans:
 • Iatan-Nashua 345kV line -
 Projected $54M total cost and
 2015 in-service date
 • Sibley-Maryville-Nebraska City
 345kV line - Projected $380M
 total cost and 2017 in-service
 date
2. Increasingly competitive
 environment requires consideration
 of strategic options
3. Flexibility is important - opportunity
 to pursue projects unilaterally but
 also preserve capital if needed
 through partnership
 Iatan-Nashua 345kV, 30 miles, $54M
 Expected in-service: 2015
 Sibley-Maryville-Nebraska City 345kV, 170
 miles, projected cost ~$380M

March 2012 Investor Presentation

Plant Operations
1. No additional baseload
 generation expected for
 several years
2. Targeting modest
 improvements in existing
 fleet performance in the
 coming years
3. No changes currently
 planned regarding nuclear’s
 role in the portfolio
Iatan 2,850-megawatt coal-fired power plant recognized as
power plant of the year by Power Magazine

March 2012 Investor Presentation

Regulatory
• Our rates continue to compare well regionally and nationally
• During the Comprehensive Energy Plan, the Company received fair and constructive rate treatment in both Kansas and
 Missouri, allowing for recovery of substantially all of our capital additions
• We continue to aggressively pursue strategies to improve our operating cost structure and are evaluating the best
 combination of rate cases and riders/trackers to reduce
 regulatory lag while minimizing the impact on customers

March 2012 Investor Presentation

Recent Developments and
2011 Operating & Financial Review

March 2012 Investor Presentation
2011 in Review
Financial	• Full-year earnings per share of $1.25 • Increased quarterly dividend to $0.2125

Operational
• Presented the ReliabilityOne award for the Plains Region for fifth consecutive year

• Rated Tier 1 in J.D. Power and Associates 2011 Electric Utility Residential
 Satisfaction Study for third consecutive year

• Introduced initiatives to streamline business and improve field communications

Strategic	• Contracted PPAs increasing renewable energy portfolio to approximately 600 MWs • Right-sized the Company with Organizational Realignment and Voluntary Separation Program

Regulatory
• Completed the Comprehensive Energy Plan
 - Completed the Missouri rate cases - annual increase of $100 million
 - Iatan 2 in rate base

• Kansas Corporation Commission approved predetermination for La Cygne environmental upgrades

KCP&L - MO
Rate Increase Request

Sales Outside Service Territory $36.4 M*
Infrastructure Investments and Maintenance for Reliability $25.9 M
Cost of Capital $13.8 M
Other $11.1 M
Transmission Expenses $8.6 M
Energy Efficiency $5.2 M
Flood and Renewable Energy Standard AAOs $4.7 M

GMO
Rate Increase Request

Energy Efficiency / MEEIA $23.9 M
Other $17.7 M
Infrastructure Investments and Maintenance for Reliability $13.4 M
Fuel and Purchase Power $9.8 M
Transmission Expenses $8.8 M
Cost of Capital $7.5 M
Renewable Energy Standard AAO $2.4 M

GREAT PLAINS ENERGY

March 2012 Investor Presentation
2012 Rate Case Summary
Jurisdiction	Case Number	Date Filed	Requested Increase (in Millions)	Requested Increase (Percent)	Rate Base (in Millions)	Requested ROE	Rate-making Equity Ratio	Anticipated Effective Date of New Rates
KCP&L - MO	ER-2012-0174	2/27/2012	$105.7	15.1%	$2,129.9	10.40%	52.5%	Late January 2013
GMO - MPS	ER-2012-0175	2/27/2012	$58.3	10.9%	$1,411.9	10.40%	52.5%	Late January 2013
GMO - L&P	ER-2012-0175	2/27/2012	$25.2	14.6%	$479.5	10.40%	52.5%	Late January 2013
Total			$189.2		$4,021.31
1 Projected combined rate base is approximately $226 million or 6% higher than at the conclusion of the last rate cases for these jurisdictions

Total
Increase
$105.7M
Total
Increase
$83.5M
* Reflects revised wholesale margin cap request of $22.7 M

March 2012 Investor Presentation
2012 KCP&L-MO Rate Case
• Revised wholesale margin cap requested
 - Wholesale margin threshold of $22.7 million Missouri jurisdictional share (40th percentile) compared to current cap of $45.9 million (40th percentile)
• Additional infrastructure capital investment
• New trackers requested
 - Property taxes
 - Transmission
 - Renewable energy standard (RES)
 - Fuel interim energy charge (IEC) including wholesale margin offset
 • Wholesale margin sharing mechanism proposed
• Other operating costs increases

March 2012 Investor Presentation
2012 GMO Rate Case
GMO-MPS
•Demand side management (DSM) / Energy Efficiency (EE) investment recovery based on Missouri Energy Efficiency Investment Act (MEEIA) filing
•Additional infrastructure capital investment
•Fuel cost increases since previous rate case due to rebasing fuel adjustment clause (FAC)
•New trackers requested
 - Property taxes
 - Transmission
 - RES
GMO-L&P
•DSM / EE investment recovery based on MEEIA filing
•Additional infrastructure capital investment
•Fuel cost increases since previous rate case due to rebasing FAC
•New trackers requested
 - Property taxes
 - Transmission
 - RES

March 2012 Investor Presentation
Recent Regulatory Developments
Jurisdiction	Topic	Recent Development
KCP&L- Kansas	Rate Case Filing	• March 16, 2012 notice was provided to the Kansas Corporation Commission of the intent to file a rate case • Rate case anticipated to be filed in 2Q 2012
KCP&L- Kansas	Property Tax Rider Approved	• Recover incremental property tax over 12-month period • Tax surcharge amount of approximately $3.7 million for 2012 • Effective February 1, 2012
GMO	Missouri Energy Efficiency Investment Act (MEEIA) Filings	• If approved, will allow for adequate recovery of energy efficiency programs • Rider requested
KCP&L- Missouri	Missouri River Flooding Accounting Authority Order (AAO) Application	• Requested deferral of expenses associated with coal conservation and flooding related expenses
KCP&L- Missouri and GMO	Missouri RES Solar AAO	• Requested deferral of incremental operating expenses associated with RES compliance, primarily solar rebates

March 2012 Investor Presentation
La Cygne Environmental Upgrade
Construction Update
Key Steps to Completion
• Site Prep; Major Equipment Purchase	Q3 2011 - Q3 2012
• New Chimney Shell Erected	Q3 2012
• Installation of Low Nox Burners for La Cygne 2	Q1 2013
• Major Construction	Q4 2012 - Q2 2014
• Startup Testing	Q3 2014
• Tie-in Outage Unit 2	Q4 2014
• Tie-in Outage Unit 1	Q1 2015
• In-service	Q2 2015
LaCygne Generation Station
• La Cygne Coal Unit 1 368 MW* - Wet scrubber, baghouse, activated carbon injection
• La Cygne Coal Unit 2 343 MW* - Selective catalytic reduction system, wet scrubber, baghouse, activated carbon injection, over-fired air, low Nox burners
• Project cost estimate, excluding AFUDC and property tax, $615 million*. Kansas jurisdictional share is $281 million
• 2011 predetermination order issued in Kansas deeming project as requested and cost estimate to be reasonable
• Project is on schedule and on budget
* KCP&L’s 50% share

% change year-over-year

1.5
0.5
(0.5)
(1.5)
(2.5)
(3.5)
0.6
0.1
(2.4)

0.6
0.4
0.2
-
(0.2)
(0.4)
(0.6)
(0.8)
(1.0)
(0.7)
(0.7)
0.3
2009
2010
Full-Year 2011[1]

Industrial

4.0
2.0
-
(2.0)
(4.0)
(6.0)
(8.0)
(10.0)
(8.0)
3.0
(1.4)
2009
2010

0.5
-
(0.5)
(1.0)
(1.5)
(2.0)
(1.2)
0.1
(1.0)
2009
2010

GREAT PLAINS ENERGY

March 2012 Investor Presentation
Weather-Normalized Year-over-Year
Retail MWh Sales
1 Drivers contributing to the portion of the YTD decline that occurred in 1Q11 may have included a) switching to natural gas heat; b) conversion to more efficient heat pumps; c) conservation among KCP&L KS customers on an all-electric rate triggered by a substantial rate increase for this rate class in
  KCP&L’s 2010 KS rate case; and d) continued challenges in the local economy
2009
2010
Residential
Commercial
Total Customer Class
Full-Year 20111
Full-Year 20111
Full-Year 20111

Coal and Nuclear

100%
90%
80%
70%
60%
50%
40%
30%
20%

	Q4 2011	Q4 2010	FY 2011	FY 2010
Equivalent Availability Coal	84%	81%	81%	82%
Capacity Factor Coal	63%	68%	65%	74%
Equivalent Availability Nuclear	100%	79%	71%	93%
Capacity Factor Nuclear	100%	80%	72%	94%

Combined Fleet

90%
80%
70%
60%
50%
40%
30%
20%

	Q4 2011	Q4 2010	FY 2011	FY 2010
Equivalent Availability	86%	80%	80%	83%
Capacity Factor	69%	70%	66%	77%

GREAT PLAINS ENERGY

March 2012 Investor Presentation
Plant Performance

March 2012 Investor Presentation
2011 Full-Year and Quarterly EPS Reconciliation Versus 2010
	Special Factors	2010 Iatan Loss	WN Demand	Weather	Lag	Other	Total
1Q 2011	($0.07)		($0.04)	$0.01	($0.04)		($0.14)
2Q 2011	($0.06)		($0.01)	($0.03)	($0.02)	($0.04)	($0.16)
3Q 2011	($0.09)	$0.02	$0.02		($0.03)	$0.03	($0.05)
4Q 2011		$0.06	($0.01)	(0.01)		$0.01	$0.05
Total	($0.22)	$0.07	($0.03)	($0.03)	($0.09)	$0.02	($0.28)
	2010 EPS	2011 EPS	Change in EPS
1Q	$0.15	$0.01	($0.14)
2Q	$0.47	$0.31	($0.16)
3Q	$0.96	$0.91	($0.05)
4Q	($0.04)	$0.01	$0.05
Total	$1.53	$1.25	($0.28)
Contributors to Change in 2011 EPS Compared to 2010
Note: Numbers may not add due to the effect of dilutive shares on EPS

March 2012 Investor Presentation
Special Factors Impacting
Full-Year Results and 2011 Guidance
	1Q	2Q	3Q	Total
Disallowances and other accounting effects from Missouri rate case orders	($0.03)			($0.03)
Organizational realignment and voluntary separation program	($0.04)	($0.01)		($0.05)
Wolf Creek extended outage and replacement power		($0.05)		($0.05)
Coal conservation and flooding related expenses			($0.09)	($0.09) (a)
Total	($0.07)	($0.06)	($0.09)	($0.22)
(a) Coal conservation ended mid-October 2011; 4Q impact was insignificant
(All Amounts Per-Share)

March 2012 Investor Presentation
Great Plains Energy Consolidated Earnings
and Earnings Per Share - Year Ended December 31
(Unaudited)
Common stock outstanding for year ended December 31 averaged 138.7 million shares, about 1 percent higher than the same period in 2010
	Earnings (in Millions)		Earnings per Share
	2011	2010	2011	2010
Electric Utility	$ 199.9	$ 235.3	$ 1.44	$ 1.72
Other	(25.7)	(23.4)	(0.18)	(0.17)
Net income	174.2	211.9	1.26	1.55
Less: Net (income) loss attributable to noncontrolling interest	0.2	(0.2)	-	-
Net income attributable to Great Plains Energy	174.4	211.7	1.26	1.55
Preferred dividends	(1.6)	(1.6)	(0.01)	(0.02)
Earnings available for common shareholders	$ 172.8	$ 210.1	$ 1.25	$ 1.53

EPS			ROE			
		Prior Guidance*		Actual	Prior Guidance*		Actual	
		Low	High	2011	Low	High	2011	
	Regulatory Potential	**$ 1.91**	**$ 1.91**	**$ 1.91**	**10.0%**	**10.0%**	**10.0%**	**Normalized Lag of 60 Basis Points In Line With Prior Projection of 30-70 Basis Points**
(a)	Wholesale Margin	(0.01)	(0.01)	(0.02)	-0.1%	-0.1%	-0.1%	
(b)	Other Lag and Variability	(0.14)	(0.04)	(0.10)	-0.6%	-0.2%	-0.5%	
(c)	**Regulatory Normalized**	**$ 1.76**	**$ 1.86**	**$ 1.79**	**9.3%**	**9.7%**	**9.4%**	
	Rate Case Timing	(0.18)	(0.18)	(0.18)	-0.9%	-0.9%	-0.9%	
	Special Factors	(0.22)	(0.22)	(0.22)	-1.1%	-1.1%	-1.1%	
	Regulatory Earned	**$ 1.36**	**$ 1.46**	**$ 1.39**	**7.3%**	**7.7%**	**7.3%**	
	Non Regulatory Costs	(0.14)	(0.14)	(0.14)	-1.4%	-1.4%	-1.3%	
	Consolidated	**$ 1.22**	**$ 1.32**	**$ 1.25**	**5.9%**	**6.3%**	**6.0%**	

GREAT PLAINS ENERGY

March 2012 Investor Presentation
2011 Earnings Review
*Based on Third Quarter 2011 Earnings Presentation
2011 Considerations
(a) Wholesale Margin	• Lower natural gas prices and related off-system sales impact due to KCP&L-MO wholesale margin cap • Special Factors includes impacts for flooding and Wolf Creek extended outage
(b) Other Lag and Variability	• Lower 4Q11 weather-normalized load growth than anticipated • Favorable 4Q11 impact from Kansas property tax rider
(c) Regulatory Normalized	• ROE and Normalized Lag in line with prior guidance • Includes full year favorable impact of $0.12 EPS due to weather

$900
$800
$700
$600
$500
$400
$300
$200
$100
$
Debt ($ in millions)
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
GPE KCP&L GMO
Maturity

($ in millions)	KCP&L	GMO	GPE	Total
Aggregate Bank Commitments (7)	$710.0	$450.0	$200.0	$1,360.0
Outstanding Facility Draws	0.0	0.0	22.0	22.0
Outstanding Letters of Credit	21.5	13.2	11.6	46.3
A/R Securitization Facility Draws	95.0	0.0	0.0	95.0
Available Capacity Under Facilities	**593.5**	**436.8**	**166.4**	**1,196.7**
Outstanding Commercial Paper	227.0	40.0	-	267.0
Available Capacity Less Outstanding Commercial Paper	**$366.5**	**$396.8**	**$166.4**	**$929.7**

March 2012 Investor Presentation
Debt Profile and Liquidity
as of December 31, 2011
Great Plains Energy Debt
($ in Millions)	KCP&L		GMO (1)		GPE		Consolidated
	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate (2)
Short-term debt	$ 322.0	0.70%	$ 40.0	0.88%	$ 22.0	2.06%	$ 384.0	0.80%
Long-term debt (3)	1,914.6	6.01%	642.3	10.96%	986.8	6.61%	3,543.7	7.05%
Total	$2,236.6	5.24%	$682.3	10.36%	$1,008.8	6.51%	$3,927.7	6.44%
Secured debt = $749 (19%), Unsecured debt = $3,179 (81%)
(1) GPE guarantees substantially all of GMO’s debt
(2) Weighted Average Rates - excludes premium / discounts and fair market value adjustments; includes full Equity Units coupon (12%) for GPE
(3) Includes current maturities of long-term debt

Long-Term Debt Maturities (4)(5)
(4) Includes long-term debt maturities through December 31, 2021
(5) 2013 reflects mode maturity for $167.6 million of KCP&L tax-exempt bonds subject to remarketing prior to final maturity date
Liquidity (6)
(6) As of December 31, 2011
(7) Includes KCP&L $110M accounts receivable securitization facility

FFO / Adjusted Debt*

20.0%
10.0%
0.0%
6.2%
9.1%
16.5%
12.4%
2008
2009
2010
2011

FFO Interest Coverage*

5
4
3
2
1
0
2.2
2.5
4.2
3.2
2008
2009
2010
2011

Adjusted Debt / Total Adjusted Capitalization*

60%
55%
50%
45%
60.3%
56.7%
56.3%
57.0%
2008
2009
2010
2011

GREAT PLAINS ENERGY

March 2012 Investor Presentation
* All ratios calculated using Standard and Poor’s methodology. Ratios are non-GAAP measures that are defined and reconciled to GAAP in Appendix
Credit Profile for Great Plains Energy
Current Credit Ratings
	Moody’s	Standard & Poor’s
Great Plains Energy Outlook Corporate Credit Rating Preferred Stock Senior Unsecured Debt	Stable - Ba2 Baa3	Stable BBB BB+ BBB-
KCP&L Outlook Senior Secured Debt Senior Unsecured Debt Commercial Paper	Stable A3 Baa2 P-2	Stable BBB+ BBB A-2
GMO Outlook Senior Unsecured Debt Commercial Paper	Stable Baa3 P-3	Stable BBB A-2

March 2012 Investor Presentation

2012 Earnings Guidance
and 2013 Projected Drivers

(All Amounts Per-Share)

$1.25
-0.12
+0.18
+0.22
-0.10
-0.05
-0.08
+0.10
-0.10
$1.40
0.20
$1.20
2011 Actual
2011 Weather
2011 Rate Case Timing
2011 Special Factors
2011 Carrying Cost
June 2012 Equity Converts
Wholesale Margin
Guidance Variability
2012 Guidance Range

GREAT PLAINS ENERGY

March 2012 Investor Presentation
2012 Earnings Guidance $1.20 - $1.40
2011 to 2012 Considerations
Carrying Cost and Equity Converts	• Missouri Iatan No. 2 carrying cost capitalized prior to 2011 rate case effective dates • Conversion to 17.1 million shares of GXP common stock partially offset by lower debt re-market rate
Wholesale Margin	• Lower natural gas prices and related off-system sales impact due to KCP&L-MO wholesale margin cap • Majority of 2011 allocated to Special Factors for flooding and Wolf Creek extended outage
Guidance Variability	• Retail weather-normalized load growth, weather, operating expenses, cost of capital, etc. • Natural gas prices and resulting impact on KCP&L-MO wholesale margin

March 2012 Investor Presentation
Guidance Assumptions
KCP&L-MO Wholesale Margin
KCP&L Missouri customer rates are set assuming KCP&L earns a prescribed level of wholesale margin* (“cap”) to achieve its revenue requirement
•  If cap is exceeded, excess margin booked as a regulatory liability to be returned, with interest, to customers in the next rate case
•  If cap not achieved, KCP&L falls short of its revenue requirement with no regulatory mechanism to recover the shortfall
•Two distinct caps apply in 2012
 - $45.9 million Annual cap for May 2011 to April 2012
 • Excess margin books as a regulatory liability whenever cap is exceeded
 • Earnings and cash in a fiscal year could be significantly impacted by timing of wholesale margins
 - $45.9 million Annual cap begins May 2012
 • New cap proposed in current rate case
 - New retail rates include new cap, effective in 1Q 2013
*Also referred to as non-firm wholesale electric sales margin (wholesale margin offset) in the 2011 10-K

Henry Hub Natural Gas Futures Price for 2012
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$/MMBTu
Mar-12
Jun-12
Sep-12
Dec-12
28-Jun-11
27-Sep-11
27-Dec-11
21-Feb-12

March 2012 Investor Presentation
Macroeconomic Factors
•Milder than normal weather
•Lower regional demand / excess regional
generation supply
•Higher natural gas inventories
Wholesale Margin Impact on 2012 Guidance
2012 Average as of:	Henry Hub Natural Gas ($/MMBTu)
June 28, 2011	$ 4.80
September 27, 2011	$ 4.36
December 27, 2011	$ 3.38
February 21, 2012	$ 3.03
Curve as of:
 KCP&L Missouri Financial Impact
• Current wholesale margin in rates: $45.9
  million

• Projected EPS impact in 2012(a)(b): ($0.10)
(a) 2011 EPS impact due to lower wholesale margins was ($0.02).
(b) Point estimate to simplify analysis on 2012 Earnings Guidance slide.

EPS					ROE				
	Actual	2012 Prior Guidance*		2012 Projected		Actual	2012 Prior Guidance*		2012 Projected	
	2011	Low	High	Low	High	2011	Low	High	Low	High
Regulatory Potential**	**$ 1.91**	**$ 1.83**	**$ 1.83**	**$ 1.83**	**$ 1.83**	**10.0%**	**10.0%**	**10.0%**	**10.0%**	**10.0%**
(a) Wholesale Margin	(0.02)	-	-	(0.10)	(0.10)	-0.1%	0.0%	0.0%	-0.5%	-0.5%
(b) Other Lag and Variability	(0.10)	(0.34)	(0.14)	(0.39)	(0.19)	-0.5%	-1.8%	-0.7%	-2.2%	-1.1%
Regulatory Normalized	**$ 1.79**	**$ 1.49**	**$ 1.69**	**$ 1.34**	**$ 1.54**	**9.4%**	**8.2%**	**9.3%**	**7.3%**	**8.4%**
Rate Case Timing	(0.18)	-	-	-	-	-0.9%	0.0%	0.0%	0.0%	0.0%
Special Factors	(0.22)	-	-	-	-	-1.1%	0.0%	0.0%	0.0%	0.0%
(c) **Regulatory Earned**	**$ 1.39**	**$ 1.49**	**$ 1.69**	**$ 1.34**	**$ 1.54**	**7.3%**	**8.2%**	**9.3%**	**7.3%**	**8.4%**
Non Regulatory Costs	(0.14)	(0.14)	(0.14)	(0.14)	(0.14)	-1.3%	-1.6%	-1.6%	-1.4%	-1.5%
Consolidated	**$ 1.25**	**$ 1.35**	**$ 1.55**	**$ 1.20**	**$ 1.40**	**6.0%**	**6.6%**	**7.7%**	**5.9%**	**6.9%**

GREAT PLAINS ENERGY

March 2012 Investor Presentation
2012 Earnings Guidance
*Based on Third Quarter 2011 Earnings Presentation
**2012 includes conversion to 17.1 million shares of GXP common stock in June
2012 Considerations
(a) Wholesale Margin	• Lower natural gas prices and related off-system sales impact due to KCP&L-MO wholesale margin cap • Majority of 2011 lag allocated to Special Factors for flooding and Wolf Creek extended outage
b) Other Lag and Variability	• Lower projected weather-normalized load growth from 1% to 0.5% • 2011 includes $0.12 EPS due to weather, 2012 assumes normal weather
(c) Regulatory Earned	• Regulatory earned ROE improving by 0 to 110 basis points over 2011

Projected CWIP (millions)
$288
LaCygne* $75
Other $213
$505
LaCygne* $279
Other $226
Actual 2011
*Environmental Only
Projected 2012

Projected AFUDC (millions)
$7
Equity $1
Debt $6
$3
Equity $1
Debt $2
Actual 2011
Projected 2012

GREAT PLAINS ENERGY

March 2012 Investor Presentation
2012 Guidance Assumptions
Depreciation, CWIP, AFUDC
• Depreciation and Amortization
 − KCP&L-MO regulatory amortization of $3.5 million/month ended May 2011
 − MO Iatan 2 traditional depreciation for partial year 2011, full year 2012
 • KCP&L began in May 2011, GMO began in June 2011
 − Change in depreciation rates from rate case orders
 − Depreciation growing for plant placed in service and not in current rates
• Construction Work in Progress (CWIP)/Accumulated Funds Used During
      Construction (AFUDC)
 - Short-term debt balance of approximately $450 million to $500 million by end of the year

March 2012 Investor Presentation
2012 Guidance Assumptions
Income Taxes
• Effective income tax rate of approximately 34%
• Federal/State combined statutory rate of approximately
 38.9% impacted by:
 - AFUDC Equity (non-taxable)
 - Wind Production Tax Credits (PTC)
 - Amortization of Investment Tax Credits (ITC)
• Do not expect to generate significant income tax liability or pay significant income taxes during 2012 due to:
 - Bonus depreciation of approximately $200 million
 - Differences between book and tax depreciation, primarily
            related to seven year depreciable tax life for pollution controls recently placed in service at Iatan facilities
 - Ongoing wind PTC

March 2012 Investor Presentation
2012 Guidance Assumptions
Deferred Income Taxes
• Year-end 2011 deferred tax income taxes include:
 - $213.7 million tax credit carry forwards primarily related to Advanced
 Coal ITCs, wind PTCs, and Alternative Minimum Tax (AMT) credits
            ($89.8 million) related to GMO acquisition)
 • Coal and wind credits expire in years 2028 to 2031
 • AMT credits do not expire
 • $0.7 million Federal and state valuation allowance
 - $543.7 million Net Operating Loss (NOL) carry forward with approximately $365.6 million related to the GMO acquisition
 • Federal NOL carry forwards expire in years 2023 to 2031
 • $23.2 million state valuation allowance
• Do not expect to generate significant income tax liability during 2012 (see previous slide)
• Do not anticipate paying significant income taxes through the end of 2017
 - Expect to utilize year-end 2011 NOL and tax credit carry forwards, net of valuation allowances
 - Estimate that impact of bonus depreciation in 2012 has delayed paying significant income taxes by about one year

2011 Actual (millions)
$601
Dividends
115
Investing
Activities
486
$443
($158)
2012 Projected (millions)
$783
$651
$601
Dividends
$125
Investing
Activities
$658
($182)
to
($132)
Cash From Operating Activities
Cash For Investing, Dividends
Net Free Cash Flow*
Cash From Operating Activities
Cash For Investing, Dividends
Net Free Cash Flow*

Combined 2011 Actual and 2012 Projected (millions)
$1,384
$1,094
$1,044
Dividends
$240
Investing
Activities
$1,144
($340)
to
($290)
Cash From Operating Activities
Cash For Investing, Dividends
Net Free Cash Flow*

GREAT PLAINS ENERGY

March 2012 Investor Presentation
2011-2012 Net Free Cash Flow*
Net Free Cash Flow Impacts
Combined 2011 Actual 2012 Projected	• Analyst Day Projected ($200) to ($240) million • Weaker weather-normalized load growth • Lower off-system sales • Compliance with Cross States Air Pollution Rule (CSAPR)
Dividends	2012 common dividends for illustrative purposes only based on current annual dividend rate of $0.85 per share and not an indication of Board of Directors’ approval
*Net Free Cash Flow is a non-GAAP financial measure and is defined in Appendix

March 2012 Investor Presentation
2013 Projected Drivers
• Target is 50 basis points of lag in regulated operations in 2013 (compared to approximately 160-270 basis points reflected in 2012 revised guidance)
• Strategies to reduce lag in 2013 are 1) operational and 2) regulatory
 – Operational
 • High level of system reliability and plant performance
 • Continue baseline assumption that changes in non-fuel operating and maintenance
 (NFOM) expenses and weather-normalized load are offsetting
 • Aggressively manage NFOM expenses as close to allowed level in rates as possible
 – Demand growth would potentially create earnings upside
 • Increased AFUDC from environmental and other capital projects
 – Regulatory
 • Missouri rate cases - new rates in effect 1Q 2013
 - Requested new KCP&L Missouri wholesale margin cap
 • Kansas - present view contemplates filing to achieve new rates effective early 2013
 • Riders & Trackers - Full-year impact of Kansas property tax rider; transmission, RES and property tax trackers requested at KCP&L Missouri and GMO in rate cases
• Other drivers
 – Weighted average shares - increase to 154 million with full-year impact from Equity Units conversion
 – Other impacts from Equity Units conversion
 • ROE benefit from additional equity in capital structure largely offset by significantly lower interest expense on Equity Units’ remarketed debt
 – Full-year impact from refinancing GMO high-coupon debt
 • Expected to be negative in terms of GAAP interest expense

Projected Utility Capital Expenditures
(millions)
$634.0
Nuclear Fuel $20.8
General $42.1
Environmental $178.1
T&D $186.4
Generation $202.4
2012
$783.0
Nuclear Fuel $40.1
General $53.8
Environmental $189.3
SPP $42.2
T&D $212.0
Generation $245.6
2013
$673.5
Nuclear Fuel $25.3
General $34.6
Environmental $127.3
SPP $70.9
T&D $185.8
Generation $229.6
2014

2011-2013 Total Utility Capital Expenditures
Change from 2010 10K to 2011 10K
(millions)
$1,816.4
2013 Projected $699.2
2012 Projected $613.9
2011 Projected $503.3
2010 10K
Increase (Decrease)
Generation $ 34.4
SPP/T&D 20.8
Environmental (28.6)
General 23.9
Nuclear Fuel 6.7
Total $ 57.2
Change
$1,873.6
2013 Projected $783.0
2012 Projected $634.0
2011 Actual $456.6
2011 10K

GREAT PLAINS ENERGY

March 2012 Investor Presentation
Projected Capital Expenditures
Major Projects included in 2012-2014 Capital Expenditure Plan
Environmental	• La Cygne $178.1, $189.3, and $127.3 million for 2012-2014
SPP	• Iatan-Nashua $0.5, $5.0, and $15.0 million for 2012-2014 • Sibley-Maryville-Nebraska City $3.7, $37.2, and $55.9 million for 2012-2014
SPP $4.2

March 2012 Investor Presentation

Great Plains Energy
Investor Presentation
March 2012

March 2012 Investor Presentation
Appendix

March 2012 Investor Presentation
Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission of electricity by others. The Company’s expense for fuel, purchased power and transmission of electricity by others, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L’s Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses. Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment’s operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company’s definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above.
Great Plains Energy Reconciliation of
Gross Margin to Operating Revenues
(Unaudited)
(millions)	Three Months Ended December 31		Year Ended December 31
	2011	2010	2011	2010
Operating revenues	$ 486.3	$ 467.8	$ 2,318.0	$ 2,255.5
Fuel	(118.0)	(97.5)	(483.8)	(430.7)
Purchased power	(25.0)	(42.4)	(203.4)	(213.8)
Transmission of electricity by others	(7.1)	(6.5)	(30.2)	(27.4)
Gross margin	$ 336.2	$ 321.4	$ 1,600.6	$ 1,583.6

Funds from Operations (FFO) / Adjusted Debt

	2008	2009	2010	2011
Funds from operations				
Net cash from operating activities	$ 437.9	$ 335.4	$ 552.1	$ 443.0
Adjustments to reconcile net cash from operating activities to FFO:				
Operating leases	11.2	7.5	8.7	10.9
Intermediate hybrids reported as debt		17.8	28.8	28.8
Intermediate hybrids reported as equity	(0.8)	(0.8)	(0.8)	(0.8)
Post-retirement benefit obligations	9.9	8.3	24.4	67.2
Capitalized interest	(31.7)	(37.7)	(28.5)	(5.8)
Power purchase agreements	11.9	12.0	12.0	2.7
Asset retirement obligations	(3.6)	(6.0)	(7.0)	(6.6)
Reclassification of working-capital changes	(190.8)	37.9	95.1	(0.8)
US decommissioning fund contributions	(3.7)	(3.7)	(3.7)	(3.4)
Total adjustments	(197.6)	35.3	129.0	92.2
Funds from operations	$ 240.3	$ 370.7	$ 681.1	$ 535.2
Adjusted Debt				
Notes payable	$ 204.0	$ 252.0	$ 9.5	$ 22.0
Collateralized note payable			95.0	95.0
Commercial paper	380.2	186.6	263.5	267.0
Current maturities of long-term debt	70.7	1.3	485.7	801.4
Long-term Debt	2,556.6	3,213.0	2,942.7	2,742.3
Total debt	3,211.5	3,652.9	3,796.4	3,927.7
Adjustments to reconcile total debt to adjusted debt:				
Trade receivables sold or securitized	70.0	95.0		
Operating leases	156.8	139.7	142.5	126.2
Intermediate hybrids reported as debt		(287.5)	(287.5)	(287.5)
Intermediate hybrids reported as equity	19.5	19.5	19.5	19.5
Post-retirement benefit obligations	292.7	289.3	280.5	303.1
Accrued interest not included in reported debt	72.4	72.5	75.4	76.9
Power purchase agreements	48.4	50.2	50.2	124.8
Asset retirement obligations	33.6	34.2	41.1	40.4
Total adjustments	693.4	412.9	321.7	403.4
Adjusted Debt	$ 3,904.9	$ 4,065.8	$ 4,118.1	$ 4,331.1
FFO / Adjusted Debt	6.2%	9.1%	16.5%	12.4%

GREAT PLAINS ENERGY

March 2012 Investor Presentation
Credit Metric Reconciliation to GAAP
Funds from operations (FFO) to adjusted debt is a
financial measure that is not calculated in
accordance with generally accepted accounting
principles (GAAP). FFO to adjusted debt, as used by
Great Plains Energy, is defined in accordance with
Standard & Poor’s methodology used for calculating
FFO to debt. The numerator of the ratio is defined as
net cash from operating activities (GAAP) plus non-
GAAP adjustments related to operating leases,
hybrid securities, post-retirement benefit obligations,
capitalized interest, power purchase agreements,
asset retirement obligations, changes in working
capital and decommissioning fund contributions. The
denominator of the ratio is defined as the sum of
debt balances (GAAP) plus non-GAAP adjustments
related to some of the same items adjusted for in the
numerator and other adjustments related to
securitized receivables and accrued interest.
Management believes that FFO to adjusted debt
provides a meaningful way to better understand the
Company’s credit profile. FFO to adjusted debt is
used internally to help evaluate the possibility of a
change in the Company’s credit rating.

Funds from Operations (FFO) Interest Coverage

	2008	2009	2010	2011
Funds from operations				
Net cash from operating activities	$ 437.9	$ 335.4	$ 552.1	$ 443.0
Adjustments to reconcile net cash from operating activities to FFO:				
Operating leases	11.2	7.5	8.7	10.9
Intermediate hybrids reported as debt		17.8	28.8	28.8
Intermediate hybrids reported as equity	(0.8)	(0.8)	(0.8)	(0.8)
Post-retirement benefit obligations	9.9	8.3	24.4	67.2
Capitalized interest	(31.7)	(37.7)	(28.5)	(5.8)
Power purchase agreements	11.9	12.0	12.0	2.7
Asset retirement obligations	(3.6)	(6.0)	(7.0)	(6.6)
Reclassification of working-capital changes	(190.8)	37.9	95.1	(0.8)
US decommissioning fund contributions	(3.7)	(3.7)	(3.7)	(3.4)
Total adjustments	(197.6)	35.3	129.0	92.2
Funds from operations	$ 240.3	$ 370.7	$ 681.1	$ 535.2
Interest expense				
Interest charges	$ 111.3	$ 180.9	$ 184.8	$ 218.4
Adjustments to reconcile interest charges to adjusted interest expense:				
Trade receivables sold or securitized	3.5	4.8		
Operating leases	7.3	9.4	8.1	7.9
Intermediate hybrids reported as debt		(17.8)	(28.8)	(28.8)
Intermediate hybrids reported as equity	0.8	0.8	0.8	0.8
Post-retirement benefit obligations	3.7	21.6	19.4	17.6
Capitalized interest	31.7	37.7	28.5	5.8
Power purchase agreements	2.9	3.2	2.9	7.4
Asset retirement obligations	7.3	8.1	8.7	9.3
Other adjustments	31.0		(11.5)	
Total adjustments	88.2	67.8	28.1	20.0
Adjusted interest expense	$ 199.5	$ 248.7	$ 212.9	$ 238.4
FFO interest coverage (x)	2.2	2.5	4.2	3.2

GREAT PLAINS ENERGY

March 2012 Investor Presentation
Credit Metric Reconciliation to GAAP
Funds from operations (FFO) interest coverage
ratio is a financial measure that is not calculated in
accordance with generally accepted accounting
principles (GAAP). FFO interest coverage, as used
by Great Plains Energy, is defined in accordance
with Standard & Poor’s methodology used for
calculating FFO interest coverage. The numerator
of the ratio is defined as net cash from operating
activities (GAAP) plus non-GAAP adjustments
related to operating leases, hybrid securities, post-
retirement benefit obligations, capitalized interest,
power purchase agreements, asset retirement
obligations, changes in working capital and
decommissioning fund contributions plus adjusted
interest expense (non-GAAP). The denominator of
the ratio, adjusted interest expense, is defined as
interest charges (GAAP) plus non-GAAP
adjustments related to some of the same items
adjusted for in the numerator and other
adjustments needed to match Standard & Poor’s
calculation. Management believes that FFO
interest coverage provides a meaningful way to
better understand the Company’s credit profile.
FFO interest coverage is used internally to help
evaluate the possibility of a change in the
Company’s credit rating.

Adjusted Debt / Total Adjusted Capitalization

	2008	2009	2010	2011
Adjusted Debt				
Notes payable	$ 204.0	$ 252.0	$ 9.5	$ 22.0
Collateralized note payable			95.0	95.0
Commercial paper	380.2	186.6	263.5	267.0
Current maturities of long-term debt	70.7	1.3	485.7	801.4
Long-term Debt	2,556.6	3,213.0	2,942.7	2,742.3
Total debt	3,211.5	3,652.9	3,796.4	3,927.7
Adjustments to reconcile total debt to adjusted debt:				
Trade receivables sold or securitized	70.0	95.0		
Operating leases	156.8	139.7	142.5	126.2
Intermediate hybrids reported as debt		(287.5)	(287.5)	(287.5)
Intermediate hybrids reported as equity	19.5	19.5	19.5	19.5
Post-retirement benefit obligations	292.7	289.3	280.5	303.1
Accrued interest not included in reported debt	72.4	72.5	75.4	76.9
Power purchase agreements	48.4	50.2	50.2	124.8
Asset retirement obligations	33.6	34.2	41.1	40.4
Total adjustments	693.4	412.9	321.7	403.4
Adjusted Debt	$ 3,904.9	$ 4,065.8	$ 4,118.1	$ 4,331.1
Total common shareholders' equity	$ 2,550.6	$ 2,792.5	$ 2,885.9	$ 2,959.9
Noncontrolling interest	1.0	1.2	1.2	1.0
Total cumulative preferred stock	39.0	39.0	39.0	39.0
Total equity	2,590.6	2,832.7	2,926.1	2,999.9
Adjustments to reconcile total equity to adjusted equity:				
Intermediate hybrids reported as debt		287.5	287.5	287.5
Intermediate hybrids reported as equity	(19.5)	(19.5)	(19.5)	(19.5)
Total adjustments	(19.5)	268.0	268.0	268.0
Adjusted Equity	$ 2,571.1	$ 3,100.7	$ 3,194.1	$ 3,267.9
Total Adjusted Capitalization	$ 6,476.0	$ 7,166.5	$ 7,312.2	$ 7,599.0
Adjusted Debt / Total Adjusted Capitalization	60.3%	56.7%	56.3%	57.0%

GREAT PLAINS ENERGY

March 2012 Investor Presentation
Credit Metric Reconciliation to GAAP
Adjusted debt to total adjusted capitalization is a
financial measure that is not calculated in
accordance with generally accepted accounting
principles (GAAP). Adjusted debt to total
adjusted capitalization, as used by Great Plains
Energy, is defined in accordance with Standard
& Poor’s methodology used for calculating the
ratio of debt to debt and equity. The numerator
of the ratio, adjusted debt, is defined as the sum
of debt balances (GAAP) plus non-GAAP
adjustments related to securitized receivables,
operating leases, hybrid securities, post-
retirement benefit obligations, accrued interest,
power purchase agreements and asset
retirement obligations. The denominator of the
ratio, total adjusted capitalization, is defined as
the sum of equity balances (GAAP) plus non-
GAAP adjustments related to hybrid securities
plus the non-GAAP adjusted debt as defined for
the numerator. Management believes that
adjusted debt to total adjusted capitalization
provides a meaningful way to better understand
the Company’s credit profile. Adjusted debt to
total adjusted capitalization is used internally to
help evaluate the possibility of a change in the
Company’s credit rating.

(millions)	2011 Actual	2012 Projected Low	2012 Projected High	Combined 2011 Actual and 2012 Projected Low	Combined 2011 Actual and 2012 Projected High
GAAP Cash Flows from Operating Activities	$ 443	$ 601	$ 651	$ 1,044	$ 1,094
GAAP Cash Flows from Investing Activities	(486)	(658)	(658)	(1,144)	(1,144)
GAAP Dividends paid*	(115)	(125)	(125)	(240)	(240)
Net Free Cash Flow	$ (158)	$ (182)	$ (132)	$ (340)	$ (290)

GREAT PLAINS ENERGY

March 2012 Investor Presentation
Net Free Cash Flow (NFCF) is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). NFCF, as used by Great Plains Energy, is calculated from the
Consolidated Statement of Cash Flows as Cash Flows from Operating Activities less Cash Flows from
Investing Activities less Dividends paid. Management believes that NFCF is an important measurement in evaluating financing and/or dividend alternatives. The Company’s definition of NFCF may differ from similar terms used by other companies.
Great Plains Energy Reconciliation of
Net Free Cash Flow (NFCF)
(Unaudited)
*GAAP dividends paid includes an assumed $0.85 of common dividends in 2012 for illustrative purposes only and is not an indication of approval of such amount by the Company’s Board of Directors